UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2006

THE BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	51018	23-3016517
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Silverside Road, Wilmington, DE 19809

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (302) 385-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 31, 2006, The Bancorp, Inc. issued a press release regarding its earnings for the three and twelve months ended December 31, 2005. A copy of the press release is furnished with this report as exhibit 99.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION OF DOCUMENT
99	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE BANCORP, INC.

	By:	/s/ MARTIN F. EGAN
	Name:	Martin F. Egan
Date: February 2, 2006	Title:	Senior Vice President, Chief Financial Officer and Secretary

Exhibit Index

EXHIBIT NUMBER	DESCRIPTION OF DOCUMENT
99	Press Release